POWER OF ATTORNEY

WITH RESPECT TO

MASTER INVESTMENT PORFOLIO

Know all men by these presents that I, Leo Soong, a Trustee of Master Investment Portfolio (“MIP”), whose name and signature appears below, hereby constitute and appoint H. Michael Williams, Geoffrey D. Flynn and Leonard A. Pierce, as my attorneys-in-fact, with power of substitution, and each of them in any and all capacities, for so long as I continue to serve as a Trustee to MIP, to sign any registration statement on Form N-1A, Form N-14 or any other applicable registration form under the Investment Company Act of 1940, as amended, and/or under the Securities Act of 1933, as amended, and any and all amendments thereto, filed by State Farm Mutual Fund Trust relating to the offering of shares of State Farm LifePath Income Fund, State Farm LifePath 2010 Fund, State Farm LifePath 2020 Fund, State Farm LifePath 2030 Fund State Farm LifePath 2040 Fund, and State Farm LifePath 2050 Fund, each a series of State Farm Mutual Fund Trust that are feeder funds of the LifePath Retirement Master Portfolio, LifePath 2010 Master Portfolio, LifePath 2020 Master Portfolio, LifePath 2030 Master Portfolio, LifePath 2040 Master Portfolio, and LifePath 2050 Master Portfolio respectively, each a series of MIP, and generally to do all such things in my name and on my behalf in the capacity indicated to enable MIP to comply with the Investment Company Act of 1940, as amended, and/or the Securities Act of 1933, as amended, and the rules thereunder, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.

March 26, 2008

/s/ Leo Soong

POWER OF ATTORNEY

WITH RESPECT TO

MASTER INVESTMENT PORFOLIO

Know all men by these presents that I, Mary G.F. Bitterman, a Trustee of Master Investment Portfolio (“MIP”), whose name and signature appears below, hereby constitute and appoint H. Michael Williams, Geoffrey D. Flynn and Leonard A. Pierce, as my attorneys-in-fact, with power of substitution, and each of them in any and all capacities, for so long as I continue to serve as a Trustee to MIP, to sign any registration statement on Form N-1A, Form N-14 or any other applicable registration form under the Investment Company Act of 1940, as amended, and/or under the Securities Act of 1933, as amended, and any and all amendments thereto, filed by State Farm Mutual Fund Trust relating to the offering of shares of State Farm LifePath Income Fund, State Farm LifePath 2010 Fund, State Farm LifePath 2020 Fund, State Farm LifePath 2030 Fund, State Farm LifePath 2040 Fund, and State Farm LifePath 2050 Fund, each a series of State Farm Mutual Fund Trust that are feeder funds of the LifePath Retirement Master Portfolio, LifePath 2010 Master Portfolio, LifePath 2020 Master Portfolio, LifePath 2030 Master Portfolio, LifePath 2040 Master Portfolio, and LifePath 2050 Master Portfolio, respectively, each a series of MIP, and generally to do all such things in my name and on my behalf in the capacity indicated to enable MIP to comply with the Investment Company Act of 1940, as amended, and/or the Securities Act of 1933, as amended, and the rules thereunder, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.

March 26, 2008

/s/ Mary G.F. Bitterman

POWER OF ATTORNEY

WITH RESPECT TO

MASTER INVESTMENT PORFOLIO

Know all men by these presents that I, Lee T. Kranefuss a Trustee of Master Investment Portfolio (“MIP”), whose name and signature appears below, hereby constitute and appoint H. Michael Williams, Geoffrey D. Flynn and Leonard A. Pierce, as my attorneys-in-fact, with power of substitution, and each of them in any and all capacities, for so long as I continue to serve as a Trustee to MIP, to sign any registration statement on Form N-1A, Form N-14 or any other applicable registration form under the Investment Company Act of 1940, as amended, and/or under the Securities Act of 1933, as amended, and any and all amendments thereto, filed by State Farm Mutual Fund Trust relating to the offering of shares of State Farm LifePath Income Fund, State Farm LifePath 2010 Fund, State Farm LifePath 2020 Fund, State Farm LifePath 2030 Fund, State Farm LifePath 2040 Fund, and State Farm LifePath 2050 Fund, each a series of State Farm Mutual Fund Trust that are feeder funds of the LifePath Retirement Master Portfolio, LifePath 2010 Master Portfolio, LifePath 2020 Master Portfolio, LifePath 2030 Master Portfolio, LifePath 2040 Master Portfolio, and LifePath 2050 Master Portfolio, respectively, each a series of MIP, and generally to do all such things in my name and on my behalf in the capacity indicated to enable MIP to comply with the Investment Company Act of 1940, as amended, and/or the Securities Act of 1933, as amended, and the rules thereunder, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.

March 26, 2008

/s/ Lee T. Kranefuss

POWER OF ATTORNEY

WITH RESPECT TO

MASTER INVESTMENT PORFOLIO

Know all men by these presents that I, A. John Gambs, a Trustee of Master Investment Portfolio (“MIP”), whose name and signature appears below, hereby constitute and appoint H. Michael Williams, Geoffrey D. Flynn and Leonard A. Pierce, as my attorneys-in-fact, with power of substitution, and each of them in any and all capacities, for so long as I continue to serve as a Trustee to MIP, to sign any registration statement on Form N-1A, Form N-14 or any other applicable registration form under the Investment Company Act of 1940, as amended, and/or under the Securities Act of 1933, as amended, and any and all amendments thereto, filed by State Farm Mutual Fund Trust relating to the offering of shares of State Farm LifePath Income Fund, State Farm LifePath 2010 Fund, State Farm LifePath 2020 Fund, State Farm LifePath 2030 Fund, State Farm LifePath 2040 Fund, and State Farm LifePath 2050 Fund, each a series of State Farm Mutual Fund Trust that are feeder funds of the LifePath Retirement Master Portfolio, LifePath 2010 Master Portfolio, LifePath 2020 Master Portfolio, LifePath 2030 Master Portfolio, LifePath 2040 Master Portfolio, and LifePath 2050 Master Portfolio, respectively, each a series of MIP, and generally to do all such things in my name and on my behalf in the capacity indicated to enable MIP to comply with the Investment Company Act of 1940, as amended, and/or the Securities Act of 1933, as amended, and the rules thereunder, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.

March 26, 2008

/s/ A. John Gambs

POWER OF ATTORNEY

WITH RESPECT TO

MASTER INVESTMENT PORTFOLIO

Know all men by these presents that I, Wendy Paskin-Jordan, a Trustee of Master Investment Portfolio (“MIP”), whose name and signature appears below, hereby constitute and appoint H. Michael Williams, Geoffrey D. Flynn and Leonard A. Pierce, as my attorneys-in-fact, with power of substitution, and each of them in any and all capacities, for so long as I continue to serve as a Trustee to MIP, to sign any registration statement on Form N-1A, Form N-14 or any other applicable registration form under the Investment Company Act of 1940, as amended, and/or under the Securities Act of 1933, as amended, and any and all amendments thereto, filed by State Farm Mutual Fund Trust relating to the offering of shares of State Farm LifePath Income Fund, State Farm LifePath 2010 Fund, State Farm LifePath 2020 Fund, State Farm LifePath 2030 Fund, State Farm LifePath 2040 Fund, and State Farm LifePath 2050 Fund, each a series of State Farm Mutual Fund Trust that are feeder funds of the LifePath Retirement Master Portfolio, LifePath 2010 Master Portfolio, LifePath 2020 Master Portfolio, LifePath 2030 Master Portfolio, LifePath 2040 Master Portfolio, and LifePath 2050 Master Portfolio, respectively, each a series of MIP, and generally to do all such things in my name and on my behalf in the capacity indicated to enable MIP to comply with the Investment Company Act of 1940, as amended, and/or the Securities Act of 1933, as amended, and the rules thereunder, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.

March 26, 2008

/s/ Wendy Paskin-Jordan

POWER OF ATTORNEY

WITH RESPECT TO

MASTER INVESTMENT PORTFOLIO

Know all men by these presents that I, Hayne E. Leland, a Trustee of Master Investment Portfolio (“MIP”), whose name and signature appears below, hereby constitute and appoint H. Michael Williams, Geoffrey D. Flynn and Leonard A. Pierce, as my attorneys-in-fact, with power of substitution, and each of them in any and all capacities, for so long as I continue to serve as a Trustee to MIP, to sign any registration statement on Form N-1A, Form N-14 or any other applicable registration form under the Investment Company Act of 1940, as amended, and/or under the Securities Act of 1933, as amended, and any and all amendments thereto, filed by State Farm Mutual Fund Trust relating to the offering of shares of State Farm LifePath Income Fund, State Farm LifePath 2010 Fund, State Farm LifePath 2020 Fund, State Farm LifePath 2030 Fund, State Farm LifePath 2040 Fund, and State Farm LifePath 2050 Fund, each a series of State Farm Mutual Fund Trust that are feeder funds of the LifePath Retirement Master Portfolio, LifePath 2010 Master Portfolio, LifePath 2020 Master Portfolio, LifePath 2030 Master Portfolio, LifePath 2040 Master Portfolio, and LifePath 2050 Master Portfolio, respectively, each a series of MIP, and generally to do all such things in my name and on my behalf in the capacity indicated to enable MIP to comply with the Investment Company Act of 1940, as amended, and/or the Securities Act of 1933, as amended, and the rules thereunder, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.

March 26, 2008

/s/ Hayne E. Leland

POWER OF ATTORNEY

WITH RESPECT TO

MASTER INVESTMENT PORTFOLIO

Know all men by these presents that I, Jeffrey M. Lyons, a Trustee of Master Investment Portfolio (“MIP”), whose name and signature appears below, hereby constitute and appoint H. Michael Williams, Geoffrey D. Flynn and Leonard A. Pierce, as my attorneys-in-fact, with power of substitution, and each of them in any and all capacities, for so long as I continue to serve as a Trustee to MIP, to sign any registration statement on Form N-1A, Form N-14 or any other applicable registration form under the Investment Company Act of 1940, as amended, and/or under the Securities Act of 1933, as amended, and any and all amendments thereto, filed by State Farm Mutual Fund Trust relating to the offering of shares of State Farm LifePath Income Fund, State Farm LifePath 2010 Fund, State Farm LifePath 2020 Fund, State Farm LifePath 2030 Fund, State Farm LifePath 2040 Fund, and State Farm LifePath 2050 Fund, each a series of State Farm Mutual Fund Trust that are feeder funds of the LifePath Retirement Master Portfolio, LifePath 2010 Master Portfolio, LifePath 2020 Master Portfolio, LifePath 2030 Master Portfolio, LifePath 2040 Master Portfolio, and LifePath 2050 Master Portfolio, respectively, each a series of MIP, and generally to do all such things in my name and on my behalf in the capacity indicated to enable MIP to comply with the Investment Company Act of 1940, as amended, and/or the Securities Act of 1933, as amended, and the rules thereunder, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.

March 26, 2008

/s/ Jeffrey M. Lyons

POWER OF ATTORNEY

WITH RESPECT TO

MASTER INVESTMENT PORFOLIO

Know all men by these presents that I, H. Michael Williams, President and Chief Executive Officer and a Trustee, of Master Investment Portfolio (“MIP”), whose name and signature appears below, constitutes and appoints Geoffrey D. Flynn and Leonard A. Pierce, as my attorneys-in-fact, with power of substitution, and each of them in any and all capacities, for so long as I continue to serve as a Trustee to MIP, to sign any registration statement on Form N-1A, Form N-14 or any other applicable registration form under the Investment Company Act of 1940, as amended, and/or under the Securities Act of 1933, as amended, and any and all amendments thereto, filed by State Farm Mutual Fund Trust relating to the offering of shares of State Farm LifePath Income Fund, State Farm LifePath 2010 Fund, State Farm LifePath 2020 Fund, State Farm LifePath 2030 Fund, State Farm LifePath 2040 Fund, and State Farm LifePath 2050 Fund, each a series of State Farm Mutual Fund Trust that are feeder funds of the LifePath Retirement Master Portfolio, LifePath 2010 Master Portfolio, LifePath 2020 Master Portfolio, LifePath 2030 Master Portfolio, LifePath 2040 Master Portfolio, and LifePath 2050 Master Portfolio, respectively, each a series of MIP, and generally to do all such things in my name and on my behalf in the capacity indicated to enable MIP to comply with the Investment Company Act of 1940, as amended, and/or the Securities Act of 1933, as amended, and the rules thereunder, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.

March 26, 2008

/s/ H. Michael Williams